ESCROW AGREEMENT


      THIS AGREEMENT, dated as of this ____ day of February, 1999, by and among EVANS & MULLINIX, P.A. (hereafter called the "Escrow Agent"), SEQUOIA COMPANY, PIPER JAFFRAY, INC., custodian for the benefit of Terrence P. Dunn, JMO GROUP, MARK P. OFFILL, Trustee of the Jean Offill Grandchildren's Irrevocable Trust, DAVID W. OFFILL, and LARRY DAVIS and CONSTANCE DAVIS, husband and wife (hereinafter collectively and individually referred to as "Shareholders") and ADVANCED FINANCIAL, INC., a Delaware corporation (hereinafter referred to as "AFI").

                              W I T N E S S E T H:

      WHEREAS, Shareholders, AFI and Cannon Financial Company ("Corporation") have entered into an Agreement of Reorganization dated February 5, 1999 ("Reorganization Agreement"), whereby Shareholders have agreed to sell and AFI has agreed to buy, all of the issued and outstanding stock of Corporation (the "Shares"); and

      WHEREAS, pursuant to Section 1.03 of the Reorganization Agreement, Shareholders have placed in escrow the shares received by them from the payment of the Purchase Price with Escrow Agent to secure Shareholders' obligation to disgorge shares in the event that the Closing Owner's Equity is less than Six Hundred Thousand Dollars ($600,000) as set forth in Sections 1.03(b) and (c); and

      WHEREAS, pursuant to Section 8 of the Reorganization Agreement, Shareholder have also agreed to place in escrow the shares received by them for the payment of the Purchase Price with Escrow Agent to secure Shareholders' indemnity obligations pursuant to Section 8.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.   Definitions.

     "Authorized Representative" means any person or persons empowered to authorize, approve or direct actions under this Escrow Agreement, on behalf of one (1) of the parties hereto, as established from time to time by resolution of the Board of Directors of the party represented thereby.

     "Escrow Account" means the escrow account created by Paragraph 2 of this Escrow Agreement.

     "Escrow Agent" means the agent at the time serving under this Escrow Agreement.

     "Escrow Agreement" or "Agreement" means this Escrow Agreement.

     "Escrowed Shares" means all shares deposited with Escrow Agent pursuant to Paragraph 3 of this Escrow Agreement.

     2. Creation of the Escrow Account. There is hereby created and established with Escrow Agent the Escrow Account, to be held in the custody of Escrow Agent in accordance with this Escrow Agreement.

     3. Deposit to the Escrow Account. Shareholders hereby deposit with Escrow Agent all shares received by them pursuant to the Reorganization Agreement, with properly endorsed stock powers attached thereto, appointing Escrow Agent as the agent to transfer said shares to AFI in the event the shares, or any part thereof, are forfeited pursuant to the terms and conditions of this Escrow Agreement.

     4. Ownership of the Escrowed Shares. The Escrowed Shares shall be the property of Shareholders, subject to the terms and conditions of this Agreement.

     5. Payment of Escrowed Shares. The Escrowed Shares shall be held in escrow pending compliance with Section 7 of the Agreement.

     6. Income on Escrow Assets. All income earned on or stock dividends or stock splits in connection with the Escrowed Shares shall be added to the Escrow Account for use as set forth in connection with Paragraph 5 above.

     7. Termination. This Escrow Agreement shall continue until the satisfaction of the following events:

          (a) In the event that a disgorgement of shares is to occur by Shareholders pursuant to the terms and conditions of Section 1.03(b) of the Reorganization Agreement, the accounting firm or firms that, pursuant to
     Section 1.03(d), are to make the decision on the number of shares to be disgorged by Shareholders, pursuant to Section 1.03(b), shall calculate the number of shares to be disgorged by Shareholders in total, pursuant to
     Section 1.03(b), and provide notice of that amount to AFI, Shareholders and Escrow Agent. Upon receipt of that notice, Escrow Agent shall send the shares to be disgorged by Shareholders to AFI. Any shares not disgorged to AFI, pursuant to Section 1.03(b) of the Reorganization Agreement, shall be retained by Escrow Agent to be held in escrow pending satisfaction of subsection (c) hereof.

          (b)  In  the  event  that,   pursuant   to  Section   1.03(c)  of  the
     Reorganization Agreement, a disgorgement of shares by Shareholders is applicable, the accounting firm or firms that, pursuant to Section 1.03(d), are to make the decision on the number of shares to be disgorged by Shareholders, pursuant to Section 1.03(c), shall calculate the number of shares to be disgorged by Shareholders in total, pursuant to Section 1.03(c), and provide notice of that amount to AFI, Shareholders and Escrow Agent. Upon receipt of that notice, Escrow Agent shall send the shares to be disgorged by Shareholders to AFI. Any shares not disgorged to AFI, pursuant to Section 1.03(c) of the Reorganization Agreement, shall be retained by Escrow Agent to be held in escrow pending satisfaction of subsection (c) below.

          (c) The Escrowed Shares shall be held pending any claim for damages being

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


     made by AFI against Shareholders pursuant to the terms of the indemnity set forth in Section 8 of the Reorganization Agreement. In the event that AFI has a claim for damages against Shareholders, it shall provide notice to Shareholders pursuant to the terms and conditions of Section 8, with a copy to Escrow Agent. Shareholders shall have thirty (30) days from receipt of the notice in order to notify AFI and Escrow Agent of their objection to the alleged damages. In the event that Shareholders do not object to said damages, Escrow Agent shall turn over to AFI, to compensate AFI for the damages, an amount of Escrowed Shares equal to the total damages claimed by AFI divided by the per share selling price of AFI common stock on its then applicable stock exchange on the date prior to distribution by Escrow Agent to AFI. In the event that Shareholders object to the damages alleged by AFI, Escrow Agent shall continue to hold said shares until a court of competent jurisdiction has made a final, non-appealable decision concerning the damages alleged to have been suffered by AFI and Shareholders' liability therefor. Upon a final, non-appealable decision rendered with respect to said damages, upon notice to Escrow Agent by AFI, accompanied with a copy of the decision, Escrow Agent will turn over to AFI a number of Escrowed Shares equal to the final damage award divided by the per share selling price of AFI common stock on its then applicable stock exchange on the date prior to the distribution by Escrow Agent to AFI. Any Escrowed Shares remaining after said judicial determination shall continue to be retained in the Escrow Account, subject to Paragraph 7(d) below, until the period of time of Shareholders' indemnification responsibilities, as set forth in Section 8 of the Reorganization Agreement, has run and there are no damage claims outstanding by AFI against Shareholders.

          (d) Subject to compliance with and completion of Paragraphs 7(a), 7(b) and 7(c) above, the parties hereto agree that the Escrowed Shares shall be released by Escrow Agent to Shareholders in the following percentages at the following times:

                (i) One-third (1/3) of the then-existing Escrowed Shares on the date ten (10) months from the Closing Date under the Reorganization Agreement;

                (ii) One-half (1/2) of the then-existing  Escrowed Shares on the
           date   eighteen   (18)  months  from  the  Closing   Date  under  the
           Reorganization Agreement; and

                (iii)The remaining one-third (1/3) of the Escrowed Shares on the latter to occur of (A) twenty-four (24) months from the Closing Date under the Reorganization Agreement, or (B) if outstanding claims exist under this Escrow Agreement on the date twenty-four (24) months from the Closing Date under the Reorganization Agreement, the date the Escrowed Shares are determined by a non-appealable judgment in an applicable court to be distributable to either AFI or Shareholders hereunder.

      The parties agree and understand that to the extent claims have been made pursuant to Paragraphs 7(a), 7(b) or 7(c) above, the total of which outstanding claims in existence at the date of a scheduled release of shares under this Paragraph 7(d) exceeds the amount of shares that would have been remaining after the scheduled release, Escrow Agent will

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


      only release the number of shares that are in excess of the total amount of shares that would be necessary in order to cover the then existing claims.

          (e) Upon completion of Escrow Agent's responsibilities under subparagraphs (a), (b), (c) and (d) above, any Escrowed Shares remaining in the Escrow Account shall be returned to Shareholders. Each time that a determination is made pursuant to subparagraphs (a), (b) and (c) above that Escrowed Shares held by Escrow Agent are to be disgorged to AFI, the
     Escrowed Shares shall be divided among Shareholders and disgorged accordingly based upon the percentage of stock that each of them owned in Corporation as of the date of Closing under the Reorganization Agreement.

     8. Fees and Expenses. Any fees and expenses charged by Escrow Agent in connection with carrying out its duties hereunder shall be split equally between AFI and Shareholders. Otherwise, all parties shall pay their own expenses in connection with this Escrow Agreement.

9.         Duties of Escrow Agent.

          (a) Escrow Agent shall be liable as a depository only with its duties being only those specifically provided herein and which are ministerial in nature and not discretionary. Escrow Agent shall not be liable for any mistake of fact or error in judgment, or for any acts or provisions of any kind taken in good faith and believed by it to be authorized or within the rights or powers conferred by this Escrow Agreement, unless there be shown willful misconduct or gross negligence.

          (b) Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution or validity of the documents or items deposited hereunder, nor for any description of property or other matter noted therein. It shall not be liable for default by any party hereto because of such party's failure to perform, and shall have no responsibility to seek performance by any party; nor shall it be liable for the outlawing of any rights under any statutes of limitation in respect to any documents or items deposited.

          (c) Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of persons executing or delivering, or purporting to execute or deliver, any document or item, and may rely absolutely and be fully protected in acting upon any item, document or other writing believed by it to be authentic in performing its duties hereunder. Escrow Agent may, as a condition to the disbursement of money or property, require from the payee or recipient a receipt therefor, and, upon final payment or distribution, require a release from any liability arising out of its execution or performance of this Escrow Agreement.

          (d) Escrow Agent may consult with counsel of its own choice and shall be entitled to reasonable compensation and reimbursement for its services and out-of-pocket expenses. Escrow Agent shall have the right to reimburse itself out of any funds in its possession for reasonable costs, expenses, attorney's fees and its compensation, and shall have a lien on all money documents or property held in escrow to cover same. Escrow

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


     Agent retains the right to resign upon giving thirty (30) days' written notice to all parties hereto.

          (e) In accepting any funds, securities or documents delivered hereunder, it is agreed and understood that, in the event of disagreement between the parties to this Escrow Agreement, or persons claiming under them, or any of them, Escrow Agent reserves the right to hold all money, securities and property in its possession, and all papers in connection with or concerning this escrow, until a mutual agreement has been reached between all of said parties, or until delivery is made to court in any interpleader action, or until as otherwise authorized by final judgment or decree.

     10. Addresses of Parties. Whether payments, instructions, notices, releases, or any other documents are required to be given by or to the parties hereto, they shall be sent by certified/registered mail to the following addresses, which may be changed from time to time by written notice to all parties:

      Escrow Agent:

           Evans & Mullinix, P.A.
           15301 West 87th Street, Suite 220
           Lenexa, Kansas  66219

      Shareholders:

           Sequoia Company
           Attn.:  Amy S. Greif, President

           ------------------------------
           ------------------------------

           Piper Jaffray, Inc.,
           Custodian for the benefit of Terrence P. Dunn

           ------------------------------
           ------------------------------

           JMO Group
           ------------------------------
           ------------------------------


           Mark P. Offill,
           Trustee of the Jean Offill Grandchildren's Irrevocable Trust c/o _______________
           ------------------------------
           ------------------------------


           David W. Offill
           ------------------------------

           ------------------------------


           Larry and Constance Davis
           ------------------------------
           ------------------------------


      AFI:

           Advanced Financial, Inc.
           1900 Commerce Tower
           911 Main Street
           Kansas City, Missouri  64105


     11. Successors and Assigns. All of the covenants, promises, and agreements contained in this Escrow Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, whether so expressed or not.

     12. Amendment. This Escrow Agreement may be amended or altered at any time by a writing agreed to by all parties hereto in such form and manner as is acceptable to Escrow Agent.

     13. Severability. If any one (1) or more of the covenants or agreements provided in this Escrow Agreement should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Escrow Agreement.

     14. Governing Law. This Escrow Agreement shall be governed by the laws of the State of Missouri.

     15. Headings. Any headings preceding the text of the several paragraphs hereof shall be solely for convenience of reference and shall not constitute a part of this Escrow Agreement, nor shall they affect its meaning construction, or effect.

     16. Counterparts. This Escrow Agreement may be executed in several counterparts, all or any of which shall be regarded for all purposes as one original and shall constitute and be but one and the same instrument.

      IN WITNESS WHERE0F, this Escrow Agreement is executed as of and from the date first above written.



ESCROW AGENT:                       EVANS & MULLINIX, P.A.

                                    By:
                                        ----------------------------------------

                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------



SHAREHOLDERS:                       SEQUOIA COMPANY

                                    By: ----------------------------------------
                                        Amy S. Greif, President


                                    PIPER JAFFRAY, INC.,
                                    custodian for the benefit of Terrence P.Dunn

                                    By:
                                        ----------------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    JMO GROUP

                                    By:
                                        ----------------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    JEAN OFFILL GRANDCHILDREN'S
                                    IRREVOCABLE TRUST

                                    By:
                                        ----------------------------------------
                                          Mark P. Offill, Trustee


                                    --------------------------------------------
                                    David W. Offill

                                    --------------------------------------------
                                    Larry Davis

                                    --------------------------------------------
                                    Constance Davis



AFI:                                ADVANCED FINANCIAL, INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------